                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BUCKEYE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. BOX 80407
                               1001 TILLMAN STREET
                          MEMPHIS, TENNESSEE 38108-0407



                               September 25, 2000


TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

         You are cordially invited to attend the Annual Meeting of Stockholders of Buckeye Technologies Inc. to be held on Thursday, November 2, 2000 at 5:00 p.m. Central Time, at the Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

         In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Your vote is very important.

         Detailed information relating to Buckeye's activities and operating performance during fiscal 2000 is contained in our Annual Report to Stockholders, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2000 Annual Report, you may request a copy from Sondra A. Dowdell, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8244. It is also available on our Internet site at www.bkitech.com.


                                    Very truly yours,

                                    /s/ Robert E. Cannon

                                    Robert E. Cannon
                                    Chairman and Chief Executive Officer

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. BOX 80407
                               1001 TILLMAN STREET
                          MEMPHIS, TENNESSEE 38108-0407



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 2, 2000


         The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, November 2, 2000 at 5:00 p.m., Central Time, at the Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect two Class II directors to serve until the 2003 Annual Meeting of Stockholders;

         2. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2001; and

         3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         Only those stockholders of record at the close of business on September 14, 2000 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 34,848,614 shares of common stock were outstanding. Each share entitles the holder to one vote.

         We have enclosed with this proxy statement a copy of our Annual Report to Stockholders.


                                    By Order of the Board of Directors

                                    /s/ Sheila Jordan Cunningham

                                    Sheila Jordan Cunningham
                                    Senior Vice President, General Counsel and
                                      Corporate Secretary
                                    September 25, 2000


================================================================================
                             YOUR VOTE IS IMPORTANT

    PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE
       ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
================================================================================

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card at your earliest convenience. This proxy statement, the form of proxy and the Annual Report to Stockholders are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about September 25, 2000.

--------------------------------------------------------------------------------

                      INFORMATION ABOUT THE ANNUAL MEETING

--------------------------------------------------------------------------------

DATE AND TIME OF THE MEETING

         Thursday, November 2, 2000, 5:00 p.m. Central Time.

LOCATION OF THE MEETING

         The Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

         You will be voting on the following matters:

         1. ELECTION OF DIRECTORS. To elect two Class II directors to serve until the 2003 Annual Meeting of Stockholders;

         2. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2001; and

         3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

STOCKHOLDERS ENTITLED TO VOTE

         You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 14, 2000. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 14, 2000, there were 34,848,614 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about September 25, 2000.

VOTING BY PROXY

         If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) both of the nominees, (2) neither of the nominees, or (3) one nominee but not the other. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

         If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

         -        "FOr" the election of both of our nominees for director; and

         - "FOr" the ratification of Ernst & Young LLP as our independent auditors.

         If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

CHANGING OR REVOKING A PROXY

         You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         (1) submitting another proxy with a date more recent than the date of the proxy first given;

         (2)      attending the annual meeting and voting in person; or

         (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

VOTES REQUIRED

         If a quorum is present at the annual meeting,

         - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

         - the approval of independent auditors and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

QUORUM

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the Annual Meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

THE COST OF SOLICITING PROXIES

         We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

         In accordance with Buckeye's By-laws, stockholders' proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of Buckeye not less than 60 days nor more than 90 days prior to the 2001 Annual Meeting (which is expected to be held in November
2001), in the form set forth in the By-laws, for inclusion in the proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------

                                  THE PROPOSALS

--------------------------------------------------------------------------------

PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following two persons to serve as Class II Directors: Red Cavaney and David B. Ferraro. We do not anticipate that either nominee will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented by proxy at the meeting. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

         INFORMATION ABOUT THE TWO INDIVIDUALS NOMINATED AS DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                              (TERMS EXPIRING 2003)

--------------------------------------------------------------------------------

         Red Cavaney, age 57, has served as a director of Buckeye since 1996 and as President, Chief Executive Officer and Director of the American Petroleum Institute since October 1997. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 immediately following service as President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute.

--------------------------------------------------------------------------------

         David B. Ferraro, age 62, has served as President and Chief Operating Officer of Buckeye since March 1993, the same year in which he first became a director. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986. He joined Procter & Gamble in 1964.

--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         INCUMBENT DIRECTORS -- CLASS I
                              (TERMS EXPIRING 2002)

--------------------------------------------------------------------------------

         R. Howard Cannon, age 38, now serves as Vice President, Nonwovens Sales, and previously served as Manager, Corporate Strategy since November 1999. He has served as a director of Buckeye since 1996. Before assuming his current position with Buckeye, he was President of Dryve, Inc., a company consisting of 33 dry cleaning operations, a position he had held since 1987. He is co-trustee of the Cannon Family Trust. R. Howard Cannon is the son of Robert E. Cannon.

--------------------------------------------------------------------------------

         Harry J. Phillips, Sr., age 70 and a Buckeye director since 1996, is the former Chairman and Chief Executive Officer of Browning-Ferris Industries, Inc. He is a director of National Commerce Bancorporation, RFS Hotel Investors, Inc. and Morgan Keegan & Company, Inc.

--------------------------------------------------------------------------------

                        INCUMBENT DIRECTORS -- CLASS III
                              (TERMS EXPIRING 2001)

--------------------------------------------------------------------------------

         Robert E. Cannon, age 70, has served as Chairman and Chief Executive Officer of Buckeye since March 1993, the same year in which he became a director. Before assuming his current position, he served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President - Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981.

--------------------------------------------------------------------------------

         Henry F. Frigon, age 65, has been a director of Buckeye since 1996 and a private investor and consultant since 1995. Since 1998 he has served as Chairman and Chief Executive Officer of CARSTAR, Inc. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon International Inc., Sypris Solutions Inc., Tuesday Morning Corporation and Packaging Corporation of America.

--------------------------------------------------------------------------------

         Samuel M. Mencoff, age 44, was elected a director in 1993. He is currently a Managing Director of Madison Dearborn Partners, Inc. where he had served as Vice President since January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a director of Packaging Corporation of America, Bay State Paper Holding Company and Riverwood International Corporation.

--------------------------------------------------------------------------------

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

ROLE OF THE BOARD

         Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers.

BOARD STRUCTURE

         We currently have seven directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three-year term. This means that the Class II directors who are elected at the 2000 meeting will serve until the 2003 annual meeting of stockholders unless they resign or are removed.

2000 BOARD MEETINGS

         Buckeye's Board of Directors conducted six meetings (exclusive of committee meetings) during fiscal 2000, and no director attended less than 75% of the meetings held during the period.

BOARD COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee.

         THE AUDIT COMMITTEE of the Board is composed of Messrs. Samuel M. Mencoff, Chairman, Red Cavaney and Henry F. Frigon, all of whom are non-employee directors of Buckeye. The Audit Committee met three times during fiscal year 2000 with representatives of Ernst & Young LLP, Buckeye's independent auditors, and with the persons within Buckeye responsible for reviewing accounting, control, auditing and financial reporting matters. The Audit Committee is responsible, among other things, for

         - recommending to the Board the firm of independent accountants and auditors to be retained by Buckeye,

         - approving the services rendered by the professional accounting and auditing firm, and

         - reviewing the scope of the annual audit and the reports and recommendations submitted by the independent auditing firm.

         THE COMPENSATION COMMITTEE of the Board is composed of Messrs. Harry J. Phillips, Sr., Chairman, Samuel M. Mencoff and Henry F. Frigon, all of whom are non-employee directors of Buckeye. The Compensation Committee met four times during fiscal year 2000. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

DIRECTOR COMPENSATION

         Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $20,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of his fees and receive in lieu thereof, upon the expiration of his tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of such director's tenure.

         Also, pursuant to Buckeye's Stock Option Plan for Non-Employee Directors, each of Messrs. R. Howard Cannon, Cavaney, Frigon, Mencoff and Phillips has received a grant of options to acquire 50,000 shares of common stock at the prevailing market price at the time of the grant. Messrs. Cavaney, Frigon and Phillips received their stock option grants on May 20, 1996, Mr. Mencoff received his stock option grant on September 4, 1996, and Mr. R. Howard Cannon received his stock option grant on July 1, 1997. Options to acquire 10,000 of the 50,000 shares vested on the date of the grant and the remaining options vest equally over the next four anniversary dates of the grant, provided the optionee remains a director of Buckeye during such period. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit our financial statements for fiscal year 2001. We are presenting this nomination to the stockholders for ratification at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

         RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

--------------------------------------------------------------------------------

                             BUCKEYE STOCK OWNERSHIP

--------------------------------------------------------------------------------

         Except as noted below, as of September 1, 2000, our records indicated that the following number of shares were beneficially owned by (i) each person known by Buckeye to beneficially own more than 5% of Buckeye's shares; (ii) each director of Buckeye and each of the five most highly compensated executive officers; and (iii) all directors and executive officers of Buckeye as a group.

                                                                                      AMOUNT AND
                                                                                       NATURE OF
                                                                                      BENEFICIAL      PERCENT OF
                                               NAME                                  OWNERSHIP(1)       CLASS(1)
                                               ----                                  ------------       --------
(i)         R. Howard Cannon, Co-Trustee(2)........................................    6,418,220           18.4%
                 432 East Racquet Club Place
                 Memphis, Tennessee 38117

            NewSouth Capital Management, Inc.(3)...................................    4,536,871           13.0%
                 1000 Ridgeway Loop Road, Suite 233
                 Memphis, Tennessee 38120-4023

            Gilchrist Berg (4).....................................................    2,516,356            7.2%
            Robin Bradbury
                 Water Street Capital, Inc.
                 225 West Water Street, Suite 1987
                 Jacksonville, Florida  32202

 (ii)       Robert E. Cannon(5)....................................................    1,461,567            4.2%
            R. Howard Cannon(2)(6).................................................    6,459,396           18.6%
            Red Cavaney(7).........................................................       60,000            *
            David B. Ferraro(8)....................................................    1,621,888            4.7%
            Henry F. Frigon(7).....................................................       54,000            *
            Samuel M. Mencoff(7)...................................................      181,364            *
            Harry J. Phillips, Sr.(7)..............................................       82,200            *
            George B. Ellis(9).....................................................      818,059            2.4%
            Henry P. Doggrell(10)..................................................      534,499            1.5%
            B. Jerry L. Huff(11)...................................................      353,276            1.0%

 (iii)      All Directors and Executive Officers as a group(12) (17 persons).......   13,053,880           37.5%

------------------

* Less than 1% of the issued and outstanding shares of common stock of Buckeye.

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 34,802,614 shares issued and outstanding as of September 1, 2000. Options to purchase an aggregate of 2,231,000 shares are exercisable or become exercisable within 60 days of September 1, 2000. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) As of September 7, 2000, includes 6,418,220 shares held by the Cannon Family Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(3) New South Capital Management, Inc. filed a Schedule 13G/A with the Securities and Exchange Commission as of December 31, 1999, stating that as an investment advisor, it had sole dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.

(4) Gilchrist Berg and Robin Bradbury, affiliates of Water Street Capital, Inc., filed a Schedule 13G/A with the Securities and Exchange Commission as of December 31, 1999, stating they have sole or shared dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.

(5)      Includes 181,176 shares held by Kathryn Gracey Cannon, wife of Robert
         E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 14,513 shares held in Buckeye's 401(k) and retirement plans; 16,329 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 365,000 shares issuable upon the exercise of options.

(6) Includes 40,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(7) Includes 50,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(8) Includes 12,716 shares held in Buckeye's 401(k) and retirement plans; 11,874 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 250,000 shares issuable upon the exercise of options.

(9) Includes 21,218 shares held by Julie Ellis, individually and as custodian for minor children, wife of George B. Ellis, as to which Mr. Ellis disclaims beneficial ownership; 5,252 shares held in Buckeye's 401(k) and retirement plans; 5,012 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 91,000 shares issuable upon the exercise of options.

(10) Includes 3,140 shares held in Buckeye's 401(k) and retirement plans; 2,463 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 474,000 shares issuable upon the exercise of options.

(11) Includes 3,327 shares held in Buckeye's 401(k) and retirement plans; 2,129 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 92,000 shares issuable upon the exercise of options.

(12) Includes an aggregate of 2,231,000 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 2000, 1999 and 1998 to or for the account of the Chief Executive Officer and the four other highest compensated executive officers of Buckeye (the "executive officers") for the fiscal year 2000.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                             Long Term
                                             Annual Compensation        Compensation Awards
                                           -----------------------  -------------------------
                                                                                   Securities
                                                                     Restricted    underlying    All other
                                Fiscal                              Stock awards  options/SARS  compensation
 Name and Position               Year      Salary($)      Bonus($)     ($)(1)        (#)(2)        ($)(3)
 -----------------               ----      ---------      --------     ------        ------        ------
Robert E. Cannon .........       2000       600,000       746,400       69,225        70,000       25,500
  Chairman and Chief             1999       550,000       218,350       63,290            --       24,000
    Executive Officer            1998       550,000       414,700       65,265       200,000       24,000

David B. Ferraro .........       2000       470,673       575,351       48,752        60,000       25,500
  President and Chief            1999       433,173       168,725       45,903            --       24,000
   Operating Officer             1998       441,346       320,450       47,482       140,000       24,000

George B. Ellis ..........       2000       290,289       259,635       20,403        30,000       25,500
  Senior Vice President,         1999       280,289        70,675       20,341            --       24,000
  Manufacturing-Specialty        1998       267,308       131,250       19,396        60,000       24,000
   Cellulose Division

Henry P. Doggrell ........       2000       285,000       238,830       14,397        30,000       18,700
 Senior Vice President,          1999       275,000        70,675       13,687            --       16,800
  Business Development           1998       262,500       108,038       12,274        60,000       16,000

B. Jerry L. Huff .........       2000       229,327       204,975       10,681        30,000       25,500
 Senior Vice President,          1999       216,218        53,542           --            --       24,000
  Research and Development       1998       199,423        81,813        8,289        60,000       24,000

-----------------

(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers for fiscal years 2000, 1999 and 1998 in the following amounts: (i) in the case of Mr. Cannon, 2,962 shares, 4,157 shares and 2,734 shares, respectively; (ii) in the case of Mr. Ferraro, 2,086 shares, 3,015 shares and 1,989 shares, respectively; (iii) in the case of Mr. Ellis, 873 shares, 1,336 shares and 813 shares, respectively; (iv) in the case of Mr. Doggrell, 616 shares, 899 shares and 514 shares, respectively, and (v) in the case of Mr. Huff, 457 shares, 664 shares and 348 shares, respectively. The price per share of $23.37 for fiscal year 2000, $15.23 for fiscal year 1999 and of $23.88 for fiscal year 1998 was based on the average closing price of the common stock on the NYSE for the 20 business days prior to the date of grant. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 2000 for Messrs. Cannon, Ferraro, Ellis, Doggrell and Huff was $357,963, $260,301, $109,873, $53,994 and $46,672,
         respectively. If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) Options granted in fiscal year 2000 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis, Doggrell and Huff during fiscal year 2000 is $16.00 per share. None of the executive officers received options during fiscal year 1999. Options granted in fiscal year 1998 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis, Doggrell, and Huff during fiscal year 1998 is $17.84, except that 11,208 of the options granted to Mr. Cannon were issued at the exercise price of $19.63 per share in order to qualify them as incentive stock options. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") and the Buckeye Retirement Plus Savings Plan (the "Retirement Plus Plan"), both of which are defined contribution retirement plans covering substantially all employees. Buckeye contributed 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. The Retirement Plus Plan provides for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye has been financially successful based on a predetermined financial threshold approved by the Board.

         The following table discloses the grant of stock options in fiscal year 2000 to the executive officers.

                    OPTIONS/SARS GRANTED IN LAST FISCAL YEAR


                                                                                 Potential realizable value
                                                                                 at assumed annual rates of
                                                                                  stock price appreciation
                                             Individual Grants                        for option term
                       -------------------------------------------------------    ------------------------
                        Number of
                       securities       Percent of
                       underlying     total options
                         options       granted to     Exercise or
                         granted      employees in    base price   Expiration
 Name                      (#)        fiscal year       ($/sh)        date         5% ($)        10% ($)
                       ----------     -------------   -----------  ----------     -------       ---------
Robert E. Cannon....     70,000           7.9%           16.00      10/22/09       704,362      1,784,992
David B. Ferraro....     60,000           6.8%           16.00      10/22/09       603,739      1,529,993
George B. Ellis.....     30,000           3.4%           16.00      10/22/09       301,869        764,996
Henry P. Doggrell...     30,000           3.4%           16.00      10/22/09       301,869        764,996
B. Jerry L. Huff....     30,000           3.4%           16.00      10/22/09       301,869        764,996

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2000 for each of the executive officers as of June 30, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                             Shares                          Securities underlying             Value of unexercised
                           acquired on      Value             unexercised options              in-the-money options
           Name            exercise(1)   realized(1)           at June 30, 2000                at June 30, 2000 (2)
           ----            -----------   -----------     ----------------------------    --------------------------------
                                                         Exercisable    Unexercisable    Exercisable        Unexercisable
                                                         -----------    -------------    -----------        -------------
 Robert E. Cannon.........     ---           ---           330,000          70,000        $2,423,014         $  414,533
 David B. Ferraro.........     ---           ---           173,334         126,666        $1,394,382         $  799,063
 George B. Ellis..........     ---           ---            64,000          76,000        $  604,752         $  451,189
 Henry P. Doggrell........     ---           ---           376,000         154,000        $4,975,984         $1,543,998
 B. Jerry L. Huff.........     ---           ---            62,000          68,000        $  527,845         $  401,377

 -----------------

(1) As of June 30, 2000, no options have been exercised by the executive officers.

(2) Based on $21.92 per share, the closing price on the New York Stock Exchange as of June 30, 2000.

--------------------------------------------------------------------------------

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of three directors who are not employees of Buckeye. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. The Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

         This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 Compensation Philosophy and Structure

         Total compensation levels are designed to attract, retain and reward executives who contribute to the long-term success of Buckeye. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

         Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

         During 2000, Buckeye paid bonuses averaging 10.1% of base salary to eligible employees, including officers, under a broad-based profit sharing plan for company employees. Under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets.

         Buckeye also made payments under its At Risk Compensation ("ARC") program to officers and certain other employees for fiscal year 2000 based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. Future annual ARC awards to officers and designated employees will be determined within a percentage range of base salary, with the payment of at least two-thirds of the award based on quantifiable performance criteria established by the Chief Executive Officer and the Chief Operating Officer, and the balance based on an assessment of the individual's overall performance and his or her contribution to Buckeye during the fiscal year.

         In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

 Chief Executive Officer and Chief Operating Officer

         Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The annual compensation and ARC of the Chief Executive Officer and the Chief Operating Officer for the fiscal year 2000 reflect Buckeye's overall performance during the period.

         The consulting firm engaged by the Committee has conducted compensation and benefit surveys that include both an assessment of Buckeye's financial performance compared to a group of comparable companies, as well as comparisons with the compensation paid to the chief executive officers and the chief operating officers of other companies.

         The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.


                                    COMPENSATION COMMITTEE

                                    Harry J. Phillips, Sr., Chairman
                                    Henry F. Frigon
                                    Samuel M. Mencoff

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder returns through June 30, 2000, since Buckeye's common stock began trading on November 22, 1995, pursuant to Buckeye's initial public offering, with returns based on an index of the S&P 600 Small Cap Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on November 22, 1995, and the reinvestment of any dividends paid on account of the investments.

 TOTAL RETURNS INDEX          11/22/95      6/30/96       6/30/97     6/30/98      6/30/99      6/30/00
                              --------      -------       -------     -------      -------      -------
 Buckeye Technologies Inc......  100          141.9        174.2        243.2        156.8        226.5
 S&P 600 Stocks................  100          136.4        166.0        198.3        193.7        221.6
 NYSE Paper Stocks.............  100          104.7        139.6        128.4        146.2        128.0






                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner, except that a report was inadvertently filed late regarding the purchase of shares by Mr. Phillips in June 1997.

--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

--------------------------------------------------------------------------------

         Mr. Cannon is the sole owner of a limited liability company that owns an aircraft that is leased to Buckeye from time to time for company business. The Audit Committee of the Board of Directors has determined that the charges for the use of the aircraft by Buckeye are no less favorable to Buckeye than those that would be paid in a comparable transaction in arm's-length dealings with an unrelated party.

--------------------------------------------------------------------------------

                                    OTHER MATTERS

--------------------------------------------------------------------------------

         The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 2000 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended June 30, 2000. Requests should be directed to Sondra A. Dowdell, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8244.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Sheila Jordan Cunningham

                                    Sheila Jordan Cunningham
                                    Senior Vice President, General Counsel and
                                    Corporate Secretary

 Memphis, Tennessee
 September 25, 2000

                                     PROXY

                           BUCKEYE TECHNOLOGIES INC.
                                 P.O. BOX 80407
                              1001 TILLMAN STREET
                         MEMPHIS, TENNESSEE 38108-0407

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned appoints each of Henry P. Doggrell, Gayle L. Powelson and Sheila Jordan Cunningham, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on September 14, 2000, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Memphis Brooks Museum of Art, Overton Park, 1924 Poplar Avenue, Memphis, Tennessee, on November 2, 2000, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

[X] Please mark votes as in this example.

---------------------------------------------------------       ---------------------------------------------------------
 ELECTION OF DIRECTORS (terms expiring in 2003)                 RATIFICATION OF APPOINTMENT OF
 Nominees: Red Cavaney                                          INDEPENDENT AUDITORS.
           David B. Ferraro
                                                                FOR       AGAINST       ABSTAIN
                FOR            WITHHELD                         [ ]             [ ]             [ ]
                [ ]              [ ]
 Exceptions:
---------------------------------------------------------       ---------------------------------------------------------
         For all nominees except as noted above.
---------------------------------------------------------
Dated:______________, 2000                                      Signed:___________________________________________________

                                                                Signed:___________________________________________________

                                                                       Shareholder should sign here exactly as shown on the
                                                                       label affixed hereto. Administrator, Trustee, or
[Label to be placed here]                                              Guardian, please give full title. If more than one
                                                                       Trustee, all should sign. All Joint Owners should
                                                                       sign.


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE
TO: Proxy Department, First Union National Bank, 1525 W. T. Harris Boulevard,
    Building 3C3, Charlotte, North Carolina 28288-1153